UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06068

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

Alliance Capital Management L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2011

Date of reporting period: October 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Fixed-Income Shares, Inc.

Government STIF Portfolio

October 31, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Distribution of this report other than to shareholders must be preceded or accompanied by the Fund’s current prospectus, which contains further information about the Fund.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2010		Ending Account Value October 31, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Government STIF Portfolio	$1,000	$1,000	$1,000.93	$1,025.10	$0.10	$0.10
*	Expenses are equal to the classes’ annualized expense ratio of 0.02%. Hypothetical expense is equal to the class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	1

Fund Expenses

PORTFOLIO OF INVESTMENTS

October 31, 2010 (unaudited)

	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 99.0%
U.S. Government & Government Sponsored Agency Obligations – 84.1%
Federal Farm Credit Bank
2/22/12(a)	0.15%	$8,800	$8,787,205
7/15/11(a)	0.17%	20,000	19,998,574
6/28/11(a)	0.17%	15,000	14,999,000
5/19/11(a)	0.19%	15,000	15,000,000
2/09/11(a)	0.19%	15,000	14,999,585
11/17/11(a)	0.20%	11,500	11,496,521
12/08/11(a)	0.21%	8,100	8,096,402
12/20/11(a)	0.22%	25,000	24,994,300
1/06/12(a)	0.22%	25,000	24,990,972
2/13/12(a)	0.27%	15,000	15,004,008
6/22/11(a)	0.31%	5,000	5,002,961
3/24/11(a)	0.75%	7,250	7,265,698
12/06/10	3.75%	25,380	25,464,823
2/18/11	4.88%	2,000	2,027,441
Federal Farm Credit Bank Discount Notes
1/04/11	0.15%	20,000	19,994,667
1/05/11	0.15%	25,000	24,993,229
11/15/10	0.16%	15,000	14,999,067
12/01/10	0.17%	20,000	19,997,167
Federal Home Loan Bank
7/20/11(a)	0.16%	13,000	12,993,910
8/01/11(a)	0.16%	10,000	9,997,366
2/17/12(a)	0.25%	22,250	22,235,029
Federal Home Loan Bank Discount Notes
1/07/11	0.16%-0.18%	129,750	129,709,316
1/05/11	0.16%	40,000	39,988,806
11/17/10	0.17%	50,000	49,996,222
1/12/11	0.17%	110,000	109,962,950
1/21/11	0.17%	12,800	12,795,104
11/12/10	0.18%	27,300	27,298,540
11/24/10	0.18%	41,200	41,195,314
1/14/11	0.18%	125,000	124,953,750
1/19/11	0.18%	7,050	7,047,215
1/26/11	0.18%	30,000	29,987,458
Federal Home Loan Mortgage Corp.
2/02/12(a)	0.18%	8,280	8,271,661
12/21/11(a)	0.21%	23,000	22,989,434
2/16/12(a)	0.22%	15,000	14,992,263
4/07/11(a)	0.34%	8,275	8,277,598
11/23/10	2.88%	15,863	15,888,732

2	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Discount Notes
11/01/10	0.17%-0.19%	$65,000	$65,000,000
1/03/11	0.16%	69,000	68,980,680
1/10/11	0.17%	40,000	39,986,778
2/07/11	0.17%	25,800	25,788,060
11/15/10	0.18%	50,000	49,996,500
11/23/10	0.18%	19,780	19,777,824
11/29/10	0.18%	52,790	52,782,609
1/18/11	0.18%	45,000	44,982,450
2/08/11	0.18%	21,900	21,889,159
11/08/10	0.19%	20,000	19,999,281
1/11/11	0.19%	27,500	27,489,966
3/07/11	0.20%	38,889	38,861,933
1/25/11	0.21%	6,000	5,997,025
Federal National Mortgage Association
8/11/11(a)	0.17%	24,000	23,991,570
9/19/11(a)	0.22%	10,000	9,996,481
Federal National Mortgage Association Discount Notes
2/01/11	0.17%-0.19%	54,600	54,576,024
2/22/11	0.18%-0.19%	49,084	49,055,514
11/15/10	0.18%-0.34%	63,090	63,084,864
3/01/11	0.19%-0.20%	30,690	30,670,347
11/08/10	0.19%-0.23%	24,900	24,899,020
1/05/11	0.16%	25,000	24,992,778
1/12/11	0.16%	16,935	16,929,581
2/07/11	0.17%	11,750	11,744,562
1/18/11	0.18%	50,079	50,060,012
1/19/11	0.18%	45,000	44,982,225
2/02/11	0.18%	34,500	34,484,280
2/09/11	0.18%	39,957	39,937,576
2/14/11	0.18%	76,000	75,960,100
2/15/11	0.18%	30,000	29,984,100
2/16/11	0.18%	7,500	7,495,988
11/17/10	0.19%	18,857	18,855,408
2/28/11	0.19%	23,625	23,610,162
12/03/10	0.22%	4,000	3,999,218
11/03/10	0.27%	10,000	9,999,853
U.S. Treasury Bills
1/13/11	0.13%	130,000	129,965,366
1/06/11	0.14%	99,400	99,374,283
1/20/11	0.14%	50,000	49,984,333
1/27/11	0.14%	40,000	39,986,950
11/18/10	0.15%	25,000	24,998,194
11/26/10	0.16%	50,000	49,994,618

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	3

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

U.S. Treasury Notes 1/31/11	0.88%	$30,000	$30,053,801

			2,521,891,761

Repurchase Agreements – 14.9%
Bank of America, 0.21%, dated 10/29/10 due 11/01/10 in the amount of $65,001,138 (collateralized by $60,291,500 U.S. Treasury Note, 3.625%, due 8/15/19, value $66,300,025)		65,000	65,000,000
Barclays Capital, 0.21%, dated 10/05/10 due 11/05/10 in the amount of $20,003,617 (collateralized by $10,694,100 U.S. TIPS, 3.875% due 4/15/29, value $20,400,124)		20,000	20,000,000
Barclays Capital, 0.21%, dated 10/26/10 due 11/09/10 in the amount of $50,004,083 (collateralized by $26,735,100 U.S. TIPS, 3.875%, dated 4/15/29, value $51,000,024)		50,000	50,000,000
Credit Suisse, 0.21%, dated 10/29/10 due 11/01/10 in the amount of $20,000,350 (collateralized by $20,245,000 U.S. Treasury Note, 0.875%, due 4/30/11, value $20,402,252)		20,000	20,000,000
Deutsche Bank, 0.20%, dated 10/14/10 due 01/04/11 in the amount of $50,022,778 (collateralized by $48,801,900 U.S. Treasury Notes, 1.75% to 2.375%, due 1/31/14 to 10/31/14, value $51,000,067)		50,000	50,000,000
Greenwich Securities, 0.22%, dated 10/29/10 due 11/01/10 in the amount of $75,001,375 (collateralized by $67,145,000 U.S. Treasury Note, 4.00% due 8/15/18, value $76,505,157)		75,000	75,000,000

4	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mizuho Securities, 0.22%, dated 10/29/10 due 11/01/10 in the amount of $120,002,200 (collateralized by $122,899,800 U.S. Treasury Bill, U.S. Treasury Bond & U.S. Treasury Notes, Zero Coupon to 3.675% due 10/20/11 to 8/15/40, value $122,400,064)	$120,000	$120,000,000
UBS, 0.21%, dated 10/29/10 due 11/01/10 in the amount of $47,600,833 (collateralized by $32,792,600 U.S. Treasury Bond, 7.875% due 2/15/21, value $48,552,054)	47,600	47,600,000

		447,600,000

Total Investments – 99.0% (cost $2,969,491,761)		2,969,491,761
Other assets less liabilities – 1.0%		30,956,836

Net Assets – 100.0%		$3,000,448,597

(a)	Floating Rate Security. Stated interest rate was in effect at October 31, 2010.

*	Represents annualized yield from date of purchase for discount securities, and stated interest rate for interest-bearing securities.

Glossary:

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	5

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2010 (unaudited)

Assets
Investments in securities, at value (cost $2,521,891,761)	$2,521,891,761
Repurchase agreement, at value (cost $447,600,000)	447,600,000
Cash	30,078,118
Interest receivable	952,410

Total assets	3,000,522,289

Liabilities
Audit fee payable	30,899
Administrative fee payable	21,900
Custody fee payable	11,234
Legal fee payable	4,971
Transfer Agent fee payable	652
Accrued expenses and other liabilities	4,036

Total liabilities	73,692

Net Assets	$3,000,448,597

Composition of Net Assets
Capital stock, at par	$1,500,219
Additional paid-in capital	2,998,938,448
Accumulated net realized gain on investment transactions	9,930

Net Assets	$3,000,448,597

Capital stock outstanding—32.5 billion shares authorized, $0.0005 par value	3,000,438,667

Net Asset Value Per Share	$1.00

See notes to financial statements.

6	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2010 (unaudited)

Investment Income
Interest		$2,518,655

Expenses
Custodian	$68,997
Administrative	33,508
Directors’ fees	21,753
Audit	17,328
Transfer agency	9,032
Printing	5,758
Legal	2,562
Registration fees	682
Miscellaneous	33,639

Total expenses		193,259

Net investment income		2,325,396

Realized Gain on Investment Transactions
Net realized gain on investment transactions		6,722

Net Increase in Net Assets from Operations		$2,332,118

See notes to financial statements.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	7

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2010 (unaudited)	Year Ended April 30, 2010
Increase in Net Assets from Operations
Net investment income	$2,325,396	$1,790,831
Net realized gain on investment transactions	6,722	3,208

Net increase in net assets from operations	2,332,118	1,794,039
Dividends to Shareholders from
Net investment income	(2,325,396)	(1,818,358)
Capital Stock Transactions
Net increase	1,250,125,273	732,655,980

Total increase	1,250,131,995	732,631,661
Net Assets
Beginning of period	1,750,316,602	1,017,684,941

End of period (including undistributed net investment income of $0 and $0, respectively)	$3,000,448,597	$1,750,316,602

See notes to financial statements.

8	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2010 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Fixed-Income Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund operates as a series company currently consisting of the Government STIF Portfolio (the “Portfolio”) which commenced operations on December 13, 2006. The investment objective of the Portfolio is maximum current income to the extent consistent with safety of principal and liquidity. The Portfolio offers one class of shares exclusively to institutional clients of AllianceBernstein L.P. (the “Adviser”), including the mutual funds managed by the Adviser. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized or accreted, respectively, on a constant basis to maturity.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	9

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2010:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
U.S. Government & Government Sponsored Agency Obligations	$—	$2,521,891,761	$—	$2,521,891,761
Repurchase Agreements	—	447,600,000	—	447,600,000

Total	$—	$2,969,491,761	$—	$2,969,491,761

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. It is the Fund’s policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

5. Dividends and Distributions

The Fund declares dividends daily from net investment income and is paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

6. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

10	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervision of the Fund’s Board of Directors. Pursuant to the Advisory Agreement, the Portfolio paid $33,508 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended October 31, 2010.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended October 31, 2010.

NOTE C

Investment Transactions, Income Taxes and Distributions to Shareholders

At October 31, 2010, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

The tax character of distributions to be paid for the year ending April 30, 2011 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended April 30, 2010 and April 30, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$1,818,358	$20,240,881
Total taxable distributions	1,818,358	20,240,881

Total distributions paid	$1,818,358	$20,240,881

As of April 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$3,208

Total Accumulated Earnings	$3,208

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	11

Notes to Financial Statements

NOTE D

Capital Stock

Transactions, all at $1.00 per share, were as follows:

	Shares
	Six Months Ended October 31, 2010 (unaudited)	Year Ended April 30, 2010

Shares sold	11,405,898,876	20,203,938,920

Shares issued in reinvestment of dividends	2,325,401	1,818,358

Shares redeemed	(10,158,099,004)	(19,473,101,298)

Net increase	1,250,125,273	732,655,980

NOTE E

Risks Involved in Investing in the Fund

Money Market Fund Risk—Money market funds are sometimes unable to maintain a net asset value (“NAV”) at $1.00 per share and, as it is generally referred to, “break the buck.” In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Fund’s shareholders should not rely on or expect an affiliate of the Fund to purchase distressed assets from the Fund, make capital infusions, enter into credit support agreements or take other actions to prevent the Fund from breaking the buck. In addition, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders. The Fund’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

Interest Rate Risk and Credit Risk—The Fund’s primary risks are interest rate risk and credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund’s yield as the securities mature or are sold and the Fund purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. In addition, if interest rates remain low for an extended period of time, the Fund may have difficulties in maintaining a positive yield, paying expenses out of the Fund’s assets, or maintaining a stable $1.00 NAV.

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments or to fulfill its repurchase obligations). The Fund invests in highly-rated securities to minimize credit risk.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects

12	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Notes to Financial Statements

the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Department of Treasury’s Temporary Guarantee Program for Money Market Funds

During the prior reporting period the Fund participated in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The initial term of the Program was from September 18, 2008 to December 18, 2008 and its term was then extended to September 18, 2009. The Program applied to shares of the Fund held by shareholders as of the close of business as of September 19, 2008 (the “Covered Shareholders”). Subject to the limitations discussed below, the Program protected Covered Shareholders if the Fund “broke the buck”, meaning that the stable net asset value (“NAV”) of $1.00 per share that the Fund seeks to maintain fell below $.995 per share (the “Guarantee Event”). In order to qualify for this protection, the Fund must have liquidated within approximately 30 days after the Guarantee Event. The Treasury would have covered any shortfall between the NAV at the time of liquidation and $1.00 per share.

Because payments under the Program continued to apply to Covered Shareholders based on the number of shares held on September 19, 2008, a shareholder would have received no payments for any increase in the number of the Fund’s shares held after that date. If a shareholder closed his or her account, the shareholder would not have been covered by the Program. If the number of shares held in an account fluctuated after September 19, 2008 due to purchases and sales of shares during the Program period, a shareholder would have been covered for the number of shares held in the account as of the close of business on September 19, 2008 or the number of shares held on the date of the Guarantee Event, whichever would have been less. Initial purchases of shares by new shareholders after September 19, 2008 were not eligible for coverage under the Program.

The Fund paid a fee to the Treasury for its participation in the Program based on the Fund’s aggregate NAV on September 19, 2008. The fee for the Fund’s participation in the Program from May 1, 2009 until September 18, 2009 was 0.015% of its aggregate NAV on September 19, 2008. This was in addition to the fee paid by the Fund for its initial participation in the Program of 0.01% and for its participation in the first extension of the Program until April 30, 2009 of 0.015%, both of which were based on the Fund’s aggregate NAV on September 19, 2008. The Program extension payment amounts, when combined with prior payment amounts, equated to 0.04% (on an annualized basis) of the Fund’s asset base over the entire extended program term. The Program ended on September 18, 2009.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	13

Notes to Financial Statements

NOTE G

Amendments to Rule 2a-7

As a money market fund, the Fund must meet the requirements of The Securities and Exchange Commission’s (“Commission”) Rule 2a-7 under the Investment Company Act of 1940. The Rule imposes strict conditions on the investment quality, maturity, and diversification of the Fund’s investments. Effective May 5, 2010, the Commission adopted amendments to Rule 2a-7. Among other things, the amended Rule 2a-7 requires that the Fund’s investments have (i) a remaining maturity of no more than 397 days, (ii) a weighted average maturity that does not exceed 60 days, and (iii) a weighted average life that does not exceed 120 days. Rule 2a-7 imposes daily and weekly liquidity standards that require the Fund to hold investments of at least 10% and 30% of its total assets, respectively, in liquid assets. Rule 2a-7 also limits the Fund’s investments in illiquid securities to 5% of its total assets.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

14	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Six Months Ended October 31, 2010 (unaudited)		Year Ended April 30,			December 13, 2006(a) to April 30, 2007
			2010	2009	2008

Net asset value, beginning of period	$ 1.00		$ 1.00	$ 1.00	$ 1.00	$ 1.00

Income From Investment Operations
Net investment income(b)	.00	(c)	.00 (c)	.01	.04	.02
Net realized and unrealized gain (loss) on investment transactions(c)	.00		.00	.00	.00	.00

Net increase in net asset value from operations	.00	(c)	.00 (c)	.01	.04	.02

Less: Dividends
Dividends from net investment income	.00	(c)	.00 (c)	(.01)	(.04)	(.02)

Net asset value, end of period	$ 1.00		$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return
Total investment return based on net asset value(d)	.09%		.16%	1.49%	4.40%	1.99%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$3,000		$1,750	$1,018	$1,791	$1,147
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.02	%(e)(f)	.05%	.07%	.03%	.06	%(e)
Expenses, before waivers/reimbursements	.02	%(e)(f)	.05%	.07%	.03%	.07	%(e)
Net investment income	.18	%(e)(f)	.15%	1.59%	4.16%	5.14	%(e)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	15

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Robert M. Keith, President and Chief Executive Officer

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Garry L. Moody(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Raymond J. Papera, Senior Vice President

Maria R. Cona, Vice President

Edward J. Dombrowski, Vice President

John Giaquinta, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

16	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the investment advisory agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Fixed-Income Shares, Inc. (the “Fund”) with respect to AllianceBernstein Government STIF Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General. The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2010 and discussed with the Board of Directors on November 2-4, 2010.

2	Future references to the Portfolio do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	17

relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.             2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES AND EXPENSE REIMBURSEMENTS & RATIOS

The Portfolio is not charged a fee by the Adviser for advisory services although the investment advisory agreement provides for the Adviser to be reimbursed for providing certain non-advisory services. The Portfolio is meant to provide an investment option to institutional clients of the Adviser, including most of the AllianceBernstein Mutual Funds, with the exception of AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein Exchange Reserves and AllianceBernstein Corporate Income Shares, for short-term investment of uninvested cash, including cash held to cover long futures, TBA (“To Be Announced”) mortgage-backed securities, forward settlements, and OTC derivatives positions. The Portfolio is intended to offer clients competitive short-term returns and enable the Adviser to deliver more consistent and predictable returns while reducing expenses for clients. The Adviser will be indirectly compensated for its services to the Portfolio by compensation the Adviser receives from institutional clients that invest in the Portfolio.

The Portfolio’s net assets on September 30, 2010 are set forth below:

Portfolio	09/30/10 Net Assets ($MM)
Government STIF Portfolio	$2,490.1

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the most recently completed fiscal year, the Adviser received $87,452 (0.007% of the Portfolio’s average daily net assets) for providing such service.

Set forth below is the total expense ratio of the Portfolio, annualized for the most recently completed fiscal year:

Portfolio	Total Expense Ratio (4/30/10)	Fiscal Year
Government STIF Portfolio	0.05%	April 30

3	Jones v. Harris at 11.

18	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that is not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Portfolio with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as that of the Portfolio.

4	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	19

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

As previously mentioned, the Adviser is not directly paid an advisory fee by the Portfolio. However, the Adviser is compensated by the Adviser’s institutional clients invested in the Portfolio at the rate set forth in the investment advisory agreement for each client. While the rate paid by clients will vary, the portion of the advisory fee of such rate attributable to cash management services (the “Implied Fee”) is deemed by the Adviser to be the same for each client. The Implied Fee should not be greater than the lowest advisory fee paid by any client which invests in the Portfolio.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the total expense ratio of the Portfolio to that of the Portfolio’s Lipper Expense Group (“EG”)5 and Lipper Expense Universe (“EU”)6 peers.7 Lipper describes an EG as a representative sample of comparable funds and an EU as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Portfolio. Since the Portfolio does not pay an advisory fee, the Portfolio’s total expense ratio is also compared to the total expense ratios of its peers, excluding management fees. The result of Lipper’s comparison is set forth below:

Portfolio	Expense Ratio (%)[8]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Government STIF Portfolio	0.050	0.219	1/11	0.210	1/48
excluding management fees	0.050	0.051	5/11	0.044	32/54

5	Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

6	Except for asset (size) comparability and load type, Lipper uses the same EG criteria for selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

7	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

8	Most recently completed fiscal year total expense ratio.

20	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee directly to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from the institutional clients that utilize the Portfolio to invest short-term cash. The profitability of the Portfolio, which decreased in 2009 relative to 2008, was calculated using a weighted average of the profitability of the institutional clients that invest in the Portfolio, in addition to any fund specific revenue or expense item.

In addition to the indirect profits that the Adviser earns from managing assets of institutional clients that utilize the Portfolio to invest short-term cash, certain of the Adviser affiliates have a business relationship with the Portfolio and earn a profit from providing other services to the Portfolio. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser and the Portfolio’s underwriter, does not receive a fee for its services. AllianceBernstein Investor Services, Inc. (“ABIS”), an affiliate of the Adviser and the Portfolio’s transfer agent, received $18,000 during the Portfolio’s most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

Although the Portfolio does not pay the Adviser an advisory fee, it is still worth considering information on possible economies of scale. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,9 subsidies and enhancement to services. Based on some of the

9	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	21

professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli10 study on advisory fees and various fund characteristics.11 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.12 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $484 billion as of September 30, 2010, the Adviser has the investment experience to manage the portfolio assets of the Portfolio and provide non-investment services (described in Section II) to the Portfolio.

10	The Deli study was originally published in 2002 based on 1997 data.

11	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

12	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

22	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

The information below, prepared by Lipper, shows the 1, 3 year gross performance return of the Portfolio relative to the median of the Portfolio’s Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”) for the period ended July 31, 2010.13

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Government STIF
1 year	0.20	0.27	0.29	11/11	51/53
3 year	1.62	1.76	1.76	11/11	44/47

Set forth below is the 1, 3 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark:14

	Periods Ending July 31, 2010 Annualized Net Performance
	1 Year (%)	3 Year (%)	Since Inception (%)
Government STIF Portfolio	0.14	1.57	2.22
Lipper Money Market Funds Average[15]	0.03	1.37	1.93
Inception Date: December 13, 2006

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 22, 2010

13	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU is somewhat different from that of an EU.

14	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2010.

15	Benchmark inception is the nearest month end after the Portfolio’s actual inception date.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	23

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Real Asset Strategy*

Alternative Strategies

Market Neutral Strategy – U.S.

Market Neutral Strategy – Global

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to September 1, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real Asset Strategy was named Multi-Asset Inflation Strategy.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

24	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

FIS-0152-1010

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Fixed-Income Shares, Inc

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date:	December 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date:	December 28, 2010

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 28, 2010